EXHIBIT B

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Ignazio Angeloni
Director: Ignazio Angeloni

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Kurt Bayer
Director: Kurt Bayer

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 22nd day of March, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Kevin Cardiff
Director: Kevin Cardiff

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Maria-Alexandra da Costa Gomes
Director: Maria-Alexandra da Costa Gomes

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ János Erös
Director: János Erös

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Marta Gajęcka
Director: Marta Gajęcka

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Vince Grech
Director: Vince Grech

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Natalija Guseva
Director: Natalija Guseva

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Kurt A. Hall
Director: Kurt A. Hall

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Olivier Henin
Director: Olivier Henin

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Zdenĕk Hrubý
Director: Zdenĕk Hrubý

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Dimiter Ivanovski
Director: Dimiter Ivanovski

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Aare Järvan
Director: Aare Järvan

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Jan Willem van der Kaaij
Director: Jan Willem van der Kaaij

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Kyriacos Kakouris
Director: Kyriacos Kakouris

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Katarina Kaszasová
Director: Katarina Kaszasová

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Irena Krumane
Director: Irena Krumane

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Sigmund Lubanski
Director: Sigmund Lubanski

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Tytti Noras
Director: Tytti Noras

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Stephen Pickford
Director: Stephen Pickford

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Carsten Pillath
Director: Carsten Pillath

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Klaus Regling
Director: Klaus Regling

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Gaston Reinesch
Director: Gaston Reinesch

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Isabel Riaño
Director: Isabel Riaño

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Sibil Svilan
Director: Sibil Svilan

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Eugen Teodorovici
Director: Eugen Teodorovici

[Letterhead of]

E U R O P E A N  I N V E S T M E N T  B A N K

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. Bertrand de Mazières, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 3rd day of May, 2007.

EUROPEAN INVESTMENT BANK
/s/ Philippe Maystadt
President
Philippe Maystadt

/s/ Claire Waysand
Director: Claire Waysand